                                                                   EXHIBIT 10.01

                           SECOND AMENDMENT dated as of November 13, 1998 (this "Second Amendment"), to the Amended and Restated Credit Agreement dated as of October 15, 1997, (as amended by the First Amendment dated as of June 26, 1998, and said Amended and Restated Credit Agreement as so amended being the "Credit Agreement"), among Firearms Training Systems, Inc., as Parent (the "Parent"), FATS, Inc., as Borrower (the "Borrower"), the lenders listed on the signature pages thereto (the "Lenders"), NationsBank, N.A., as Agent, (in such capacity, the "Agent"), Swingline Lender and Issuing Bank. PRIVATE

         The parties hereto have agreed, subject to the terms and conditions hereof, to further amend the Credit Agreement as provided herein.

         Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement (the Credit Agreement, as amended by, and together with, this Second Amendment, and as hereinafter amended, modified, extended or restated from time to time, being called the "Amended Agreement").

         Accordingly, the parties hereto hereby agree as follows:

         SECTION 1.01. Amendments to Section 1.01. (a) Subsection (a)(v) of the definition of "Applicable ABR Margin" is hereby amended by inserting the following between the phrase ending "Level V Pricing Period" and "; and":

             "or a Level VI Pricing Period"

         (b) The definition of "Applicable Eurodollar Margin" is hereby amended by (i) deleting the "and" at the end of subsection (a)(v); (ii) inserting the following between subsection (a)(v) and subsection (b):

             "(vi) 3.75%, if such day falls within a Level VI Pricing Period; and";

and (iii) by deleting subsection (b) in its entirety and adding the following in lieu thereof:

              "(b) with respect to any Tranche B Loan outstanding (i) on any day during the period commencing July 1, 1998 and ending the Second Amendment Effective Date, 3.50%, (ii) for any day during the period commencing the Second Amendment Effective Date, and ending September 30, 1999, 4.00% and (iii) on any other day, 3.25%."

         (c) The definition of "Level V Pricing Period" is hereby deleted in its entirety and the following definition is substituted in lieu thereof:

              ""Level V Pricing Period" shall mean (a) with respect to any day from and including the First Amendment Effective Date through the date on which financial statements are required to be delivered pursuant to
         Section 5.04(g) and (b) thereafter, subject to Section 2.07(c), any period during which (i) the Leverage Ratio is greater than 5.00:1.00 but less than or equal to 5.50:1.00 and (ii) no Default or Event of Default has occurred and is continuing."

         (d) The definition of "Equity Issuance" is hereby amended by inserting "and Excluded Equity Issuance" into the parenthetical between the word "Contribution" and the end parenthesis.

         (e) The following definitions are hereby added in alphabetical order:

             ""Capital Contribution" shall mean a contribution to the capital of the Borrower made by the Parent in cash in an amount equal to the shortfall needed to cause the Borrower to meet its obligations under
         Section 6.15 at the times provided for in Section 7(c).

              ""Excluded Equity Issuance" shall mean (a) the $3 million Preferred Stock of the Parent with warrants having no current cash requirements and a maturity post-dating July 31, 2003 held by the Sponsor in form and substance satisfactory to the Agent in its sole discretion, the proceeds of which shall be contributed to the Borrower and (b) any Capital Contribution.

              ""First Amendment Effective Date" shall mean June 26, 1998."

              ""Level VI Pricing Period" shall mean any period that is not a Level I Pricing Period, a Level II Pricing Period, a Level III Pricing Period, a Level IV Pricing Period or a Level V Pricing Period."

              ""Second Amendment Effective Date" shall mean November 13, 1998.

         SECTION 1.02. Amendment to Section 2.10. Section 2.10 of the Credit Agreement is hereby amended by adding the following between subsection (e) and
Section 2.11:

              "(f) The Revolving Credit Commitments shall be permanently reduced
         (i) by $1,500,000 on the Second Amendment Effective Date and (ii) by $1,500,000 upon the earlier of (x) March 31, 1999 or (y) the collection of $4,782,810 from the Italian Air Force III "Italian Military Authorities Purchase Order No. 11/3443-II/4653/2." The provisions of
         Section 2.10(e) shall apply to this Section 2.10(f)."

         SECTION 1.03. Amendment to Section 6.04(b). Section 6.04(b) of the Credit Agreement is hereby amended by inserting "(other than a Capital Contribution or the contribution made in connection with the Excluded Equity Issuance described in subsection (a) of the definition of "Excluded Equity Issuance")" into the proviso between the phrase "the Parent" and the phrase ending "shall be permitted only if (i)"

         SECTION 1.04. Amendment to Section 6.10(a)(D). Section 6.10(a)(D) of the Credit Agreement is hereby amended by inserting the following between the word "year" and the comma at the end of the subsection:

         "; provided, however, that none of the four directors on the board of the Parent representing Centre Partners Management LLC shall receive fees in an aggregate amount equal to $80,000 for the period beginning on the Second Amendment Effective Date and ending, and including, September 30, 1999"

         SECTION 1.05. Amendment to Section 6.15. (a) Section 6.15(a) of the Credit Agreement is hereby amended by deleting the chart therefrom in its entirety and substituting in lieu thereof the following:


         "From and including        To and including          Ratio

         -------------------        -----------------         ------------
         The Effective Date         December 31, 1997         1.75 to 1.00
         January 1, 1998            June 30, 1998             2.10 to 1.00
         July 1, 1998               September 30, 1998        1.55 to 1.00
         October 1, 1998            December 31, 1998         1.03 to 1.00
         January 1, 1999            March 31, 1999            0.94 to 1.00
         April 1, 1999              June 30, 1999             1.46 to 1.00
         July 1, 1999               September 30, 1999        1.94 to 1.00
         October 1, 1999            December 31, 1999         2.26 to 1.00
         January 1, 2000            March 31, 2000            2.55 to 1.00
         April 1, 2000              December 31, 2000         2.60 to 1.00
         January 1, 2001            December 31, 2001         2.95 to 1.00
         January 1, 2002            December 31, 2002         3.40 to 1.00
         January 1, 2003            June 30, 2003             4.00 to 1.00"

         (b) Section 6.15(b) of the Credit Agreement is hereby amended by deleting therefrom the chart in its entirety and substituting in lieu thereof the following:


         "From and including        To and including          Ratio

         -------------------        -----------------         ------------
         The Effective Date         December 31, 1997         1.30 to 1.00
         January 1, 1998            June 30, 1998             1.35 to 1.00
         July 1, 1998               September 30, 1998        0.75 to 1.00
         October 1, 1998            December 31, 1998         0.41 to 1.00
         January 1, 1999            March 31, 1999            0.33 to 1.00
         April 1, 1999              June 30, 1999             0.58 to 1.00
         July 1, 1999               September 30, 1999        0.80 to 1.00
         October 1, 1999            December 31, 1999         0.95 to 1.00
         January 1, 2000            March 31, 2000            1.07 to 1.00
         April 1, 2000              December 31, 2000         1.40 to 1.00
         January 1, 2001            June 30, 2003             1.50 to 1.00"

         (c) Section 6.15(c) of the Credit Agreement is hereby amended by deleting the chart therefrom in its entirety and substituting in lieu thereof the following:

         "From and including        To and including          Ratio
         -------------------        -----------------         ------------
         The Effective Date         December 31, 1997          4.80 to 1.00
         January 1, 1998            March 31, 1998             4.00 to 1.00
         April 1, 1998              June 30, 1998              5.50 to 1.00
         July 1, 1998               September 30, 1998         8.20 to 1.00
         October 1, 1998            December 31, 1998         12.13 to 1.00
         January 1, 1999            March 31, 1999            11.04 to 1.00
         April 1, 1999              June 30, 1999              6.86 to 1.00
         July 1, 1999               September 30, 1999         5.11 to 1.00
         October 1, 1999            December 31, 1999          4.50 to 1.00
         January 1, 2000            March 31, 2000             4.01 to 1.00
         April 1, 2000              December 31, 2000          3.10 to 1.00
         January 1, 2001            December 31, 2001          2.75 to 1.00
         January 1, 2002            June 30, 2003              2.25 to 1.00"

         SECTION 1.06. Amendment to Article VII. Section 7(c) of the Credit Agreement is hereby amended by inserting the following between the phrase "Article VI" and the semi-colon at the end of the subsection:

         "; provided, that no Default or Event of Default shall occur under
Section 6.15 in the event (i) the Parent shall make a Capital Contribution within 30 Business Days of such default and (ii) the Borrower and the Parent shall give to the Agent written notice of their intention to make such Capital Contribution within three Business Days of such default"

         SECTION 1.07. Representations and Warranties. The Borrower hereby represents and warrants to the Agents and the Lenders, as follows:

                  (a) The representations and warranties set forth in Article III of the Amended Agreement, and in each other Loan Document, including any Schedules thereto, are true and correct in all material respects on and as of the date hereof and on and as of the Second Amendment Effective Date (as defined below) with the same effect as if made on and as of the date hereof or the Second Amendment Effective Date, as the case may be, except to the extent such representations and warranties expressly relate solely to an earlier date.

                  (b) Each of the Borrower and the other Loan Parties is in compliance with all the terms and conditions of the Amended Agreement and the other Loan Documents on its part to be observed or performed and no Default or Event of Default has occurred or is continuing under the Amended Agreement.

                  (c) The execution, delivery and performance by the Borrower of this Second Amendment have been duly authorized by the Borrower.

                  (d) This Second Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

                  (e) The execution, delivery and performance by the Borrower of this Second Amendment (i) does not conflict with or violate (A) any provision of law, statute, rule or regulation, or of the articles of incorporation or by-laws of the Borrower, (B) any order of any Governmental Authority or (C) any provision of any indenture, agreement or other instrument to which the Borrower is a party or by which it or any of its property may be bound and (ii) does not require any consents under, result in a breach of or constitute (alone or with notice or lapse of time or both) a default or give rise to increased, additional, accelerated or guaranteed rights of any person under any such indenture, agreement or instrument.

         SECTION 1.08. Effectiveness. This Second Amendment shall become effective only upon satisfaction of the following conditions precedent (the first date upon which each such condition has been satisfied being herein called the "Second Amendment Effective Date"):

                  (a) The Agent shall have received duly executed counterparts of this Second Amendment which, when taken together, bear the authorized signatures of the Parent, the Borrower and all the Lenders.

                  (b) The Lenders shall be satisfied that the representations and warranties set forth in Section 1.07 hereof are true and correct on and as of the Second Amendment Effective Date.

                  (c) There shall not be any action pending or any judgment, order or decree in effect which, in the judgment of the Lenders or their counsel, is likely to restrain, prevent or impose materially adverse conditions upon performance by the Borrower or any other Loan Party of its obligations under the Loan Documents.

                  (d) The Lenders shall have received such other documents, legal opinions, instruments and certificates as they shall reasonably request and such other documents, legal opinions, instruments and certificates shall be satisfactory in form and substance to the Lenders and their counsel. All corporate and other proceedings taken or to be taken in connection with this Second Amendment and all documents incidental thereto, whether or not referred to herein, shall be satisfactory in form and substance to the Lenders and their counsel.

                  (e) The Agent shall have received payment of and all fees and expenses set forth in Section 1.10.

                  (f) The Borrower shall have received $3,000,000 from the Parent in connection with the sale of Preferred Stock of the Parent with warrants having no current cash requirements and a maturity post-dating July 31, 2003 to the Sponsor.

         SECTION 1.09. APPLICABLE LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE FEDERAL LAWS OF THE UNITED STATES OF AMERICA MAY APPLY.

         SECTION 1.10. Fees and Expenses. The Borrower shall pay an amendment fee equal to .50% of the outstanding Commitment (after the reduction prescribed in Section 2.10(f)(i)) and all reasonable out-of-pocket expenses incurred by the Agent and the Lenders in connection with the preparation, negotiation, execution, delivery and enforcement of this Second Amendment, including, but not limited to, the reasonable fees and disbursements of counsel; provided, however that such amendment fee and such expenses shall be excluded from the calculations of the covenants set forth in Section 6.15 where applicable.

         SECTION 1.11. Counterparts. This Second Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement.

         SECTION 1.12. Credit Agreement. Except as expressly set forth herein, the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agent or the other Secured Parties under the Amended Agreement or any other Loan Document, nor shall they constitute a waiver of any Default or Event of Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Agreement or any other Loan Document. Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Amended Agreement specifically referred to by such amendment. Except as expressly amended herein, the Amended Agreement shall continue in full force and effect in accordance with the provisions thereof. As used in the Amended Agreement, the terms "Agreement", "herein", "hereinafter", "hereunder", "hereto" and words of similar import shall mean, from and after the date hereof, the Amended Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

                                 FIREARMS TRAINING SYSTEMS, INC.
                                 as Parent

                                 By:      /s/ Peter Marino
                                    -------------------------------------------
                                     Name:  Peter Marino
                                     Title: CEO and President

                                 FATS, INC.
                                 as Borrower

                                 By:      /s/ Peter Marino
                                    -------------------------------------------
                                     Name:  Peter Marino
                                     Title: CEO and President

                                  NATIONSBANK, N.A., as Agent, Swingline
                                  Lender and Issuing Bank and individually as a Lender

                                 By:      /s/ Peter D. Griffith
                                    -------------------------------------------
                                     Name:  Peter D. Griffith
                                     Title: Senior Vice President

                                 U.S. BANK NATIONAL ASSOCIATION

                                 By:      /s/ Robert York
                                    -------------------------------------------
                                      Name:  Robert York
                                      Title: Senior Vice President

                                 FIRST SOURCE FINANCIAL LLP, by First Source

                                 Financial, Inc., as Agent/Manager

                                 By:      /s/ John P. Thacker
                                    -------------------------------------------
                                     Name:   John P. Thacker
                                     Title:  Senior Vice President

                                 BHF-BANK ATKIENGESELLSCHAFT

                                 By:  /s/ Thomas Leissl
                                    -------------------------------------------
                                 Name:  Thomas Leissl
                                 Title: Vice President

                                 By:  /s/ Marcus Jackson
                                    -------------------------------------------
                                 Name:  Marcus Jackson
                                 Title: Assistant Treasurer

                                 CREDITANSTALT CORPORATE FINANCE, INC.

                                 By:     /s/ Carl Drake
                                    -------------------------------------------
                                     Name:  Carl Drake
                                     Title: Vice President

                                 By:     /s/ Robert M. Biringer
                                    -------------------------------------------
                                     Name:  Robert M. Biringer
                                     Title: Executive Vice President